The World Leader in Serving Science Lehman Brothers 7th Annual Global Healthcare Conference March 3, 2004

The Securities and Exchange Commission encourages companies to disclose forward- looking information so that investors can better understand a company's future prospects and make informed investment decisions. This presentation contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward- looking statements reflect management's present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The factors listed in the "Risk Factors" section as well as any cautionary language in Fisher Scientific International Inc.'s December 31st, 2002 Annual Report on SEC Form 10-K, provide examples of these risks and uncertainties. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentation" for a reconciliation of the adjusted amounts to the generally accepted accounting principles. Safe Harbor and Regulation G Statement

Fisher at a Glance - Founded in 1902 Proprietary 50% Distributed 50% 80% Consumable * Midpoint of management estimates 350,000 customers Global scientific research $20 U.S. clinical laboratory $10 2004E* Sales $4.1B EPS $2.81 Growing Markets ($ Bils) Favorable market dynamics Focus on Life Sciences Powerful channel position Diverse Customer Base Increasing earnings Product and Service Mix Ongoing margin improvement $700 million footprint 375 sales specialists

7 Scientific Research 75% Clinical Lab 25% No Customer > 2.5% of Sales Diverse Customer Base Pharma 0.23 Hospitals 0.17 Reference Labs / Other 0.08 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11

Pharma 0.23 Hospitals 0.25 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11 R&D spending steadily increasing Market Dynamics Are Favorable Customer Base 9 Pharma/Biotech 23% Colleges & Universities 11% Medical Research 8% Other Scientific Research 33%

Pressure on drug development costs R&D spending steadily increasing Market Dynamics Are Favorable Customer Base Pharma 0.23 Hospitals 0.25 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11 Pharma/Biotech 23% 11

Pressure on drug development costs Aging population R&D spending steadily increasing Market Dynamics Are Favorable Customer Base Pharma 0.23 Hospitals 0.25 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11 Pharma/Biotech 23% Colleges & Universities 11% Medical Research 8% Hospitals & Reference Labs / Other 25% 13

Pressure on drug development costs Aging population R&D spending steadily increasing Growth in homeland security spending Market Dynamics Are Favorable Customer Base 15 Pharma 0.23 Hospitals 0.25 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11 Hospitals & Reference Labs / Other 25% Other Scientific Research 33%

Sources: Laboratory Products Association, SDI Inc., SAI and management estimates. $10 billion Growth Rate: 5 - 8% Scientific Research Market U.S. Market Overview U.S. R&D Spending CAGR: 9% Other 0.71 VWR 0.13 Fisher (including Columbia) 0.16 1960 1965 1970 1975 1980 1985 1990 1995 2003 (Excl. Defense and Electronics) ($ in billions) 17

Sources: The Freedonia Group and management estimates. U.S. Market Overview $9.5 billion Growth Rate: 4 - 5% Number of IVD Tests (Test Per Person) 3.3 3.8 4.5 5.4 6.5 IVD Tests (in Bils) 1989 1993 1998 2003 2008 East 13.3 14.5 16.5 19.1 22 Clinical Laboratory Market Other 0.85 Cardinal 0.08 Fisher (including Columbia) 0.07 19

The Fisher brand Global logistics Industry-leading sales force Company Capabilities

100 years of serving science Broad proprietary product and service portfolio Global brand recognition Company Capabilities The Fisher Brand

Global Logistics Capabilities Company Capabilities 30,000 shipments daily 39 distribution facilities E-commerce systems

1,500 sales reps 1,200 customer service reps Industry-Leading Sales Force Company Capabilities Supply chain solutions 375* life science, chemical and technical specialists End-user sales and support * Includes Oxoid and Dharmacon acquisitions

1998 1999 2000 2001 2002 2003 East 0.131 0.112 0.093 0.091 0.086 0.077 * Excludes impact of Perbio acquisition. Note: Working capital is defined as the average balance of the last four quarters of receivables plus inventories less accounts payable. Company Capabilities Reduced Investment in Working Capital As a Percentage of Sales *

18 Acquisitions Drive Margin Enhancement Diagnostic Reagents Biochemicals Acros Maybridge Mimotopes Pierce HyClone Clinical Trial Services Margin Enhancement Strategy 31 Oxoid Dharmacon

Dharmacon Inc. Global leader of RNA technologies and applications Technology increases efficiency of drug discovery process Rapidly growing markets 33

Oxoid Group Leading global manufacturer of microbiological products End markets growing 5 - 10% annually Significant specialty sales force Strong international presence 35

Distributed Products 0.6 Self-Manufactured 0.4 2001 2004F Distributed Products 0.5 Self-Manufactured 0.5 Margin Enhancement Strategy Enhance Proprietary Product Portfolio 37

Fisherbrand Powerful Channel Position Drug Discovery Drug Development Healthcare Delivery Research and Development Fisher Chemicals Margin Enhancement Strategy Leading Products in Key Markets 39

2000 2001 2002 2003 2004F* 2005F* East 0.068 0.073 0.075 0.078 0.088 0.092 * Midpoint of management estimates. Note: Operating income as a percentage of sales - excludes restructuring and non-recurring expenses. Margin Enhancement Strategy Significant Margin Expansion 240 bps 41

Financial Highlights

Sales Growth ($ in Billions) 2000 2001 2002 2003 2004F* *Assumes Oxoid and Dharmacon transactions close during the quarter-ended March 31, 2004. Excludes the impact of foreign exchange. CAGR: 12% $4.0 - $4.1

EPS Growth ($ in Millions) 2000 2001 2002 2003 2004F* 2005F* *Assumes Oxoid and Dharmacon transactions close during the quarter-ended March 31, 2004. Excludes transaction-related costs and the effect of conversion of contingent convertible notes. Based on 68.5 million shares in 2004 and 69.5 million shares in 2005. CAGR: 23% $2.75 - $2.87 $3.30 - $3.50

Free Cash Flow ($ in millions, except per share, return and yield amounts) Defined as free cash flow divided by diluted shares outstanding. Defined as free cash flow per share divided by closing share price of $53.25 on 2/27/04. Defined as adjusted operating income excluding intangible amortization as a percentage of committed capital (property, plant and equipment plus accounts receivable plus inventories less accounts payable).

Investment Highlights Strong earnings and cash flow growth Favorable market dynamics Significant margin enhancement opportunities Strong management team

The World Leader in Serving Science

(in millions, except per share amounts) Supplementary Financial Information 55